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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 14, 1997
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                           SEROLOGICALS CORPORATION
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               (Exact name of registrant as specified in its charter)


          Delaware                  0-26126              58-2152225
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      (State of other     (Commission file number)     (IRS Employer
        Jurisdiction                                 Identification No.)


       780 Park North Blvd.
             Suite 110
         Clarkston, Georgia                             30021
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        (Address of Principal                        (Zip Code)
          executive offices)

Registrant's telephone number, including area code:  (404) 296-5595
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       (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On August 14, 1997, Serologicals Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1, to announce that it has entered into an agreement to sell 950,000 shares of its common stock in a private placement transaction. The Company also announced that one of its stockholders had agreed to sell 250,000 shares of the Company's common stock owned by such stockholder pursuant to the same transaction.





Item 7.  Financial Statements and Exhibits

         (a)  Exhibits

              99.1  Press Release of the Company dated August 14, 1997









                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Serologicals Corporation
                                                (Registrant)



Date:  August 19, 1997           By:   /s/  Russell H. Plumb//
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                                       Russell H. Plumb
                                       Vice President/Chief Financial
                                       Officer (Principal Financial and
                                       Accounting Officer)